EXHIBIT 10.01
           LOAN AGREEMENT AND ASSOCIATED DOCUMENTS DATED JULY 10, 1998
                WITH PREMIER BANK, FOR A $300,000 LINE OF CREDIT

This instrument was prepared by:

         Premier Bank
----------------------------------
            (Name)

         379 North Main Street
-----------------------------------                          [Premier Bank Logo]
            (Address)

         Doylestown, PA 18901
----------------------------------

to whom the recorded copy of this
instrument is to be returned.

                                    MORTGAGE

         THIS MORTGAGE MADE THIS 10th day of July, 1998, is between DYNASIL CORPORATION OF AMERICA, INC. AND SUBSIDIARY, with an address of 385 COOPER ROAD, WEST BERLIN, NJ (each jointly and severally, if more than one person, and hereinafter referred to as "Mortgagor") and Premier Bank, the Mortgagee ("Bank") with a mailing address of 379 N. Main Street, Doylestown, PA 18901-0818.

In consideration for and to secure payment and performance to Bank of all of the Obligations, as that term is defined in subparagraphs (a) through (d) below, Mortgagor has granted, bargained, sold, conveyed, released, assigned, transferred, pledged, mortgaged and confirmed, and by these presents does hereby grant, bargain, sell, convey, release, assign, transfer, pledge, mortgage and confirm unto Bank, its successors and assigns, forever: ALL THAT CERTAIN real estate situated in the County of Camden, State of New Jersey, known and designated as 385 Cooper Road, Township of Berlin, conveyed to Mortgagor by Deed dated 04/18, 1966, duly recorded in the office for recording of deeds in said County on 04/21, 1966 at Deed Book 2884, Page 54, as the Premises are therein described and, necessary, as more particularly described on Exhibit "A" attached hereto and made a part hereof (hereinafter the "Premises")
Lot & Block 3, 4 & 1910.

THE PREMISES SHALL include all right, title and interest of Mortgagor in and to all present and future structures, buildings and improvements located thereon, together with all common areas, streets, lanes, alleys, passageways, passages, ways, water courses, strips and gores of land, easements, estates, rights, titles, interests, liberties, privileges, tenements, hereditaments and appurtenances, whatsoever therunto belonging to or in any way made appurtenant thereto; all leases and subleases of all or any part of the Premises and rights of payment thereunder; the air space above and right to use the air space above, and the drainage, crops, timber, agricultural, horticultural, mineral, water, oil and gas rights with respect to the Premises, at law or in equity, all machinery, apparatus, equipment, furniture, fixtures, including without limitation, trade fixtures, goods, appliances and other property of every kind, nature and description whatsoever, now or hereafter located in, on or about, or attached to or used in connection with, the Premises, together with any and all replacements and substitutions thereof and all accessories, parts or accessions thereto now or hereafter owned by the Mortgagor or in which Mortgagor has or may obtain any interest, and all awards, damages, payments and/or claims arising out of any eminent domain or condemnation proceeding, damage or injury to any part of the Premises and/or any buildings, structures, or improvements thereon (the Premises, together with all of the foregoing, is hereinafter referred to as the "Mortgaged Property");

TO HAVE AND TO HOLD the Mortgaged Property hereby conveyed or mentioned and intended so to be, unto Bank, to its own use, forever.

PROVIDED, ALWAYS, that this instrument is upon the express condition that, if Mortgagor promptly satisfied all of the Obligations, as hereinafter defined, in accordance with the provisions of the Loan Documents, as hereinafter defined, and this Mortgage, at the times and in the manner specified, without deduction, fraud or delay, and if all the agreements, conditions, convenants, provisions and stipulations contained therein and in this Mortgage and in the Loan Documents are fully performed and complied with then this Mortgage and the estate hereby granted shall cease, determine and become void.

As used in this Mortgage, "Obligations" means any or all of the following:

     (a) The indebtedness, liabilities and obligations of Mortgagor to Bank, including all present and future advances, arising under a certain Note dated ___________________, 19___, in the original principal amount of THREE HUNDRED THOUSAND DOLLARS AND 00/100 Dollars ($300,000.00), plus interest, costs and charges thereon, and/or any amendment, modification, refinancing, renewal, substitution or extension of the Note (hereinafter the "Note"), and all other liabilities of Mortgagor to Bank described in any agreements, documents and instruments executed in connection therewith (hereinafter collectively referred to as the "Loan Documents");

     (b) All other existing and future indebtedness, liabilities and obligations of Mortgagor to Bank whether sole, joint or several, matured or unmatured, direct or indirect, absolute or contingent, or any nature whatsoever, and out of whatever transactions arising, including, without limitation, any debt, liability or obligation owing from Mortgagor to others which Bank may obtain by assignment or otherwise, excepting only any indebtedness constituting "Consumer Credit" as that term is defined in Regulation Z, 12 C.F.R. section
          226.1 et seq.;

     (c) The costs of curing any Event of Default set forth in this Mortgage or in the Loan Documents which the Bank elects to cure; and

     (d) The reasonable costs and expenses, including attorneys' fees incurred by Bank in enforcing any of the obligations of Mortgagor specified in (a), (b) and (c) above.

MORTGAGOR REPRESENTS, COVENANTS AND WARRANTS to and with Bank that, until the Obligations secured hereby are fully paid and performed:

     1. Payment and Performance. Mortgagor shall pay to Bank in accordance with the terms of the Note, this Mortgage and the other Loan Documents, the principal, interest and other sums therein and herein set forth and shall perform and comply with all the agreements, conditions, covenants, provisions and stipulations of the Note, this Mortgage and the Loan Documents.

     2. Warranty of Title. Mortgagor warrants that Mortgagor possesses good and marketable fee simple title to the Premises, and has all power and authority to mortgage the Mortgaged Property to Bank and to grant a security interest therein in the manner set forth herein.

     3. Maintenance of Mortgaged Property. Mortgagor shall keep and maintain or cause to be kept and maintained the Mortgaged Property, including all buildings and improvements now or at any time hereafter erected on the Premises and the sidewalks and curbs abutting them, in good order and condition and repair and shall abstain from and shall not permit the commission of waste of, in or about the Mortgaged Property.

     4. Insurance. Mortgagor shall keep the Mortgaged Property continuously insured against fire and such other hazards in such amounts as may be required by Bank from time to time. All policies and insurance shall be issued by companies acceptable to Bank, and shall contain a standard mortgagee clause, in favor of Bank, and shall provide for at least thirty (30) days prior written notice of cancellation or reduction in coverage to Bank, all of which policies are hereby assigned to Bank as additional security for the Obligations. If Bank shall become the owner of the Mortgaged Property or any part thereof by foreclosure or otherwise, such policies, including all right, title and interest of Mortgagor thereunder, shall become the property of Bank. At least thirty (30) days prior to the expiration date of any insurance policy, Mortgagor shall deliver to Bank satisfactory evidence of the renewal of such insurance and the payment of all premiums therefor. In the event of any loss, Mortgagor will give immediate notice thereof to Bank and Bank may make proof of loss on behalf of Mortgagor. Each insurance company concerned is hereby authorized and directed to make payments under any such policies directly to Bank, instead of Bank and Mortgagor jointly, and Mortgagor hereby irrevocably appoints Bank as Mortgagor's attorney-in-fact to endorse in Mortgagor's name any checks or drafts issued thereon. Bank shall have the right to retain and apply the proceeds of any such insurance, at its reasonable election, to reduction of the Obligations, or to restoration and repair of the property damaged.

     5. Taxes and Other Charges. Mortgagor shall pay when due and before interest or penalties shall accrue thereon, all taxes, charges, assessments and other governmental charges of any kind whatsoever including electricity, water and sewer rents, levied or assessed against the Mortgaged Property and will deliver receipts therefore to Bank upon request, and shall pay when due all amounts secured by any prior lien on the Mortgaged Property.

     6. Inspection. Bank and any persons authorized by Bank shall have the right at any time, upon reasonable notice to Mortgagor, to enter the Premises at a reasonable hour to inspect and photograph its condition and state of repair.

     7. Declaration of No Set-Off. Within one (1) week after request to do so by Bank, Mortgagor shall certify to Bank or to any assignee or proposed assignee of this Mortgage, in writing duly acknowledged, the amount of principal, interest and other charges then owing on the Obligations and on any obligations secured by prior liens upon the Mortgaged Property, if any, and whether there are any set-offs or defenses against them.

     8. Required Notices. Mortgagor shall notify Bank promptly of the occurrence of any of the following:

          (a) a fire or other casualty causing damage to all or any part of the Mortgaged Property;

          (b) receipt of notice of eminent domain proceedings or condemnation of all or any part of the Mortgaged Property and Mortgagor hereby grants Bank an irrevocable power of attorney to appear and act for and on behalf of Mortgagor in any and all such proceedings;

          (c) receipt of notice from any governmental authority relating to the structure, use or occupancy of the Mortgaged Property or any real property adjacent to the Mortgaged Property;

          (d)  a change in the occupancy of the Mortgaged Property;

          (e) receipt of any notice from the holder of any lien or security interest in all or any part of the Mortgaged Property; or

          (f)  commencement of any litigation affecting the Mortgaged Property.

     9. Mortgage and Liens. Without the prior written consent of Bank, Mortgagor will not create or permit to be created or filed against the Mortgaged Property, any mortgage lien or other lien or security interest superior or inferior to the lien of this Mortgage.

    10. No Transfer. Without the prior written consent of Bank, Mortgagor will not cause nor permit any transfer of legal or equitable title to, beneficial interest in, or any estate or interest in the Mortgaged Property, or any part thereof, voluntarily or by operation of law, whether by sale, exchange, lease, conveyance, merger, consolidation, the granting of any lien or security interest or otherwise, or any agreement to do any of the foregoing.

     11. Events of default. Any one or more of the following events shall constitute an Event of Default hereunder:

          (a) Failure of Mortgagor to make any payment of principal or interest or any other sum promptly when due on any of the Obligations;

          (b) Mortgagor's nonperformance of or noncompliance in any material respect with any other agree-ments, conditions, covenants, provisions or stipulations contained in the Note, this Mortgage or any of the Loan Documents;

          (c) Any signature, statement, representation or warranty made in the Note, the Loan Documents or this Mortgage, or in any financial statement, certificate, application, request or other document furnished to Bank by Mortgagor at any time prior to, now or hereafter, is not true and correct in any material respect when made or delivered;

          (d) The occurrence of any default under the Note or any of the Loan Documents;

          (e) The commencement by or against any Mortgagor of any proceeding under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, the making by any Mortgagor of any general assignment for the benefit of creditors, the failure of any Mortgagor generally to pay debts as such debts become due, or the taking of action by any Mortgagor in furtherance of any of the foregoing; or

          (f) The transfer or sale of any part of the Mortgaged Property or any interest therein, without the Bank's prior written consent.

     12.  Remedies of Bank.

          (c) Upon the occurrence of any Event of Default, the entire unpaid balance of the Obligations, including interest as has accrued and as may thereafter accrue thereon, and all other sums secured by this Mortgage, shall become immediately due and payable, at the option of Bank, without notice to or demand upon Mortgagor or any other person; and thereupon, in addition to all other rights or remedies available under the Note or any of the Loan Documents, or at law or in equity, Bank may:

               (i) forthwith bring an action of mortgage foreclosure hereon, and may proceed to judgment and execution to recover the balance due on the Obligations and any other sums that may be due thereunder, including attorneys' fees, costs of suit and costs of sale to the extent, if any, provided in the Obligations and permitted by law; and

               (ii) enter into possession of the Premises, with or without legal action, lease the same, collect all rents and profits therefrom and, after deducting all costs of collection and administrative expenses, apply the net rents and profits to the payment of taxes and other necessary maintenance and operational costs (including agents' fees and attorneys' fees) or on account of the Obligations, in such order and in such amounts as Bank in its sole discretion may elect, and Bank shall be liable to account only for rents and profits actually received by Bank; and

          (b) Any real estate sold hereunder or on any other judicial proceedings, may be sold in one or more parcels, in such order and manner as Bank, in its sold discretion, may elect.

     13. Rights and Remedies Cumulative. The rights and remedies of Bank as provided in the Note, this Mortgage and the Loan Documents shall be cumulative and concurrent, may be pursued separately, successively or together against Mortgagor, against the Mortgaged Property, or any other person liable hereunder or thereunder, at the sole discretion of Bank and may be exercised as often as occasion therefor shall arise. The failure of Bank to exercise any right or remedy on any one or more occasions shall in no event be construed as a waiver or release thereof.

     14. Mortgagor's Waivers. Mortgagor hereby waives and releases to the extent permitted by law:

          (a) All errors, defects and imperfections in any proceeding instituted by Bank under the Note or this Mortgage, and/or Loan Documents;

          (b) All benefits that might accrue to Mortgagor by virtue of any present or future law exempting the Mortgaged Property, or any part of the proceeds arising from any sale thereof, from attachment levy or sale on execution, or providing for any stay of execution, exemption from civil process or extension of time for payment; and

          (c) Unless specifically required herein, all notices of Mortgagor's default or of Bank's election to exercise, or Bank's actual exercise of any option under the Note or this Mortgage.

     15. Future Advances. Without limiting any other provisions of this Mortgage, this Mortgage shall also secure additional loans or advances hereafter made by Bank to or on behalf of Mortgagor. Neither contained herein shall impose any obligation on the part of Bank to make any such additional loan(s) to Mortgagor.

     16. Communications. All communications required or permitted to be given under this Mortgage, to be effective, shall be in writing, and shall be hand delivered or sent by registered mail, postage prepaid, return receipt requested, addressed to the addresses set forth above or at such other address as the addressee may hereafter designate in writing in the manner herein provided.

     17. Severability. If for any reason whatsoever any part of this Mortgage shall be declared void or invalid, by operation of law or otherwise, in any jurisdiction, then as to such jurisdiction only, such part shall be void and the remaining provisions of this Mortgage shall remain in all other respects valid and enforceable, and such invalidity shall not invalidate or render unenforceable such provision in any other jurisdiction.

     18. Binding Effect--Amendment. This Mortgage is binding upon and shall inure to the benefit of Mortgagor and Bank, and their respective successors and assigns. This Mortgage may not be changed or amended except by agreement in writing signed by the party against whom enforcement of the change or amendment is sought.

     19. Applicable Law. The validity, construction, meaning and effect of the provisions of this Mortgage shall be governed and determined by and under the laws of the State of New Jersey.

IN WITNESS WHEREOF, the Mortgagor has hereunto set his hand and seal the day and year first above written. This instrument is intended to constitute an instrument under seal.


   (INDIVIDUALS SIGN BELOW)            (CORPORATIONS OR PARTNERSHIPS SIGN BELOW)

                                       Dynasil Corporation of America, Inc. and Subsidiary
-------------------------------        --------------------------------------------------------
            Name                            Name of Corp. or Partnership


                                       By:  /s/ Charles J. Searock, Jr.
-------------------------------             ---------------------------------------------------
            Name                            Charles J. Searock, Jr.   Title   President


                                       By:  /s/ John Kane
-------------------------------             ---------------------------------------------------
            Name                            John Kane, CFO            Title


-------------------------------        --------------------------------------------------------
            Name                                                      Title


-------------------------------        --------------------------------------------------------
                                       ATTEST/WITNESS           Affix Corp. Seal

The undersigned, being authorized to do so, hereby certifies that the precise address of the within name Mortgagee is 379 N. Main Street, Doylestown, Pennsylvania 18901-0818.

                                       By:  /s/ Suzanne M. Hartshorne
                                       -----------------------------------------
                                       S.M.H.

The undersigned hereby acknowledges receipt without cost of a true and correct copy of the within instrument on behalf of Mortgagor.

                                       By:  /s/ John Kane
                                       -----------------------------------------
                                       J.K.

                                 ACKNOWLEDGMENT

STATE OF NEW JERSEY      :
                         :    SS
COUNTY OF                :

On _______________________, 19______, before me, the undersigned, personally appeared _______________________________________________________________________
known to me or satisfactorily proven to me to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged:

/ / that he/she/they executed the same for the purposes therein contained and desire that it be recorded as such; or

/ / that they are the President/Vice President and the Treasurer/Assistant Treasurer or Secretary/Assistant Secretary or General Partner of the corporation/partnership named in the foregoing instrument and that, in such capacities, being authorized so to do, executed the same for the purposes therein contained by signing the name and affixing the seal of the said corporation/partnership by themselves as such officers and desire that it be recorded as such.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                       -----------------------------------------
                                                    Notary Public


My Commission Expires:






MB4-8:88

PREMIER BANK                   SECURITY AGREEMENT

                             (all personal property)


                                                  Doylestown, Pennsylvania

                                                  July 10, 1998


         In consideration of any loans, extensions of credit or other financial accommodations made or extended by PREMIER BANK, (hereinafter called "Bank"), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the undersigned and the Bank hereby agree as follows:

         1. Definitions. (A) The tern "Liabilities" shall include any and all indebtedness, obligations and liabilities of every kind and description of the undersigned to the Bank now or hereafter existing, arising directly between the undersigned and the Bank or acquired outright, conditionally or as collateral security from another by the Bank, absolute or contingent, primary or secondary, joint and/or several, secured or unsecured, due or to become due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect including, without limiting the generality of the foregoing, indebtedness, obligations and liabilities to the Bank of the undersigned as a member of any partnership, syndicate, association or other group, and whether incurred by the undersigned as principal, surety, endorser, guarantor, accommodation party or otherwise.
         (B) The term "Collateral" shall mean, whether now owned or hereafter acquired, each of the following:

             (1) All of undersigned's tangible personal property, wheresoever located, leased or furnished, or held by the undersigned for sale or for lease or to be furnished under contracts of sale or service, and all raw materials, components, tools, work in process and materials used, produced or consumed in the undersigned's business as now or hereafter conducted, including all finished merchandise and all other tangible personal property (i) held by others for sale on consignment from the undersigned, or sold by the undersigned on a sale-or-return, on-memorandum or on-approval basis, (ii) returned to the undersigned by a purchaser following a sale by the undersigned, or (iii) represented by a document of title; all equipment, accessories, accessions and parts at any time attached or added to items of inventory or used in connection therewith, including packing and shipping materials, all of which shall herein be deemed parts of the undersigned's inventory.

             (2) All accounts, accounts receivable, contract rights, all other forms of obligations owing to the undersigned, chattel paper and general intangibles (including, without limitation, all existing and future rights, claims, benefits and proceeds under insurance policies, customer lists, choses in action, books, records, patents and patent applications, copyrights, trademarks, tradenames, blueprints and plans, trade secrets, sales contracts, licenses, formulas, tax and other types of refunds, tax attributes including carryovers and carrybacks, returned and unearned insurance premiums, claims, product designs, drawings and technical data);

             (3) All the specific items or units of equipment identified in any exhibit attached hereto and made a part hereof, every other item or unit of equipment or fixtures of the undersigned or in which the undersigned may have any rights, whether now existing or owned or hereafter created or acquired and wheresoever located, all accessions, software, parts, programs, accessories, licenses, patent rights, franchises, substitutions and replacements and additional equipment now or hereafter affixed to or used in connection with any of such equipment, and all guarantees, warranties and other undertakings of third parties (including insurers) held by or otherwise running in favor of the undersigned in respect of any of the foregoing;

             (4) All instruments, documents of title, policies and certificates of insurance, securities, bank deposits, deposit accounts, checking accounts, cash and currency;

             (5) All proceeds (including insurance proceeds) and products and all accessions, substitutions and replacements of and to any of the foregoing; and

             (6) All ledger sheets, files, books, records, documents and instruments (including, without limitation, computer programs, tapes and related electronic data processing software)
                  ("Books and Records") relating to any of the foregoing.

         2. Security Interest. In order to secure the due and punctual payment and performance of the Liabilities, the undersigned hereby grants to the Bank a continuing security interest in, and a general lien upon and/or right of set-off against, (a) the Collateral and (b) all property of the undersigned now or hereafter in possession of the Bank or any affiliate of the Bank in any capacity whatsoever, including but not limited to, any balance or share of any deposit, trust or agency account, and the proceeds of such property may be applied at any time and without notice to the Liabilities. The security interests granted pursuant hereto are granted as security only and shall not subject the Bank to, or transfer or in any way affect or modify, any obligation or liability of the undersigned with respect to any of the Collateral or any transaction which gave use thereto.

         3. Further Assurances; Filings. At any time and from time to time, upon the demand of the Bank, the undersigned will: (1) deliver and pledge to the Bank, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Bank may request, any and all instruments, documents and/or chattel paper as the Bank may specify in its demand; (2) give, execute, deliver, file and/or record any notice, statement, instrument, document, agreement or other papers that may be necessary or desirable, or that the bank may request, in order to create, preserve, perfect, or validate any security interest granted pursuant hereto or to enable the Bank to exercise and enforce its rights hereunder or with respect to such security interest; (3) keep and stamp or otherwise mark any and all documents and chattel paper and its individual books and records relating to inventory, accounts and contractual rights in such manner as the Bank may require; (4) permit representatives of the Bank at any time to inspect its inventory and to inspect and make abstracts from the undersigned's Books and Records pertaining to any of the Collateral. The undersigned hereby irrevocably makes, constitutes and appoints the Bank (and any of the Bank's officers, employees or agents designated by the Bank) as the Bank's true and lawful attorney with the power (1) upon the occurrence of an Event of Default hereunder, to notify the post office authorities to change the address for delivery of the undersigned's mail to an address designated by the Bank and to receive, open and distribute all mail addressed to the undersigned, retaining all mail relating to the Collateral and forwarding all other mail to the undersigned; (2) at any time and from time to time, to send notices to all account debtors of the undersigned directing them to make full payment of their obligations to the undersigned to the Bank; and (3) to sign and file one or more financing statements under the Uniform Commercial Code naming the undersigned as debtor and the Bank as secured party and indicating therein the types or describing the items of Collateral herein specified. If the Bank considers such necessary or desirable, the Bank may file a carbon, photographic or other reproduction of this Agreement or any financing statement executed pursuant hereto as a financing statement in any jurisdiction as permitting. Without the prior written consent of the Bank the undersigned will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which the Bank is not named as the sole secured party.

         With respect to the Collateral, or any part thereof, which at any time shall come into the possession or custody or under the control of the Bank or any of its agents, associates or correspondents, for any purpose, the right is expressly granted to the Bank, at its discretion, to transfer to or register in the name of itself or its nominee any of the Collateral, and whether or not so transferred or registered, to receive the income and dividends thereon, including stock dividends and rights to subscribe, and to hold the same as a part of the Collateral and/or apply the same as hereinafter provided; to exchange any of the Collateral for other property upon the reorganization, recapitalization or other readjustment of the undersigned and in connection therewith to deposit any of the Collateral with any nominee or depository upon such terms as it may determine; upon occurrence of an Event of Default hereunder to vote the Collateral so transferred or registered and to exercise or cause its nominee to exercise all or any powers with respect thereto with the same force and effect as an absolute owner thereof; all without notice and without liability except to account for property actually received by it.

         The bank shall be deemed to have possession of any of the Collateral in transit to or set apart for it or any of its agents, associates or correspondents.

         4. Representations and Warranties. The undersigned represents and warrants to the Bank, which representations and warranties shall be continuing representations and warranties until the later of the occurrence of all of the undersigned's Liabilities being satisfied in full or the Bank's no longer having any duties to the undersigned, as follows:

            (A) The sole place of business or chief executive office of the undersigned (if the undersigned has more than one place of business) or residence (if the undersigned has no place of business) is located at the address set forth on the signature page hereof. All other places of business of the undersigned or other locations of Collateral, if any, are listed on the signature page hereof.

            (B) If a corporation, the undersigned is a corporation duly organized and existing in good standing under the laws of its jurisdiction of incorporation and qualified and licensed to do business in those jurisdictions where the conduct of business or ownership of properties requires such qualification; if a partnership, it is duly organized and existing under the laws of its jurisdiction of organization; and the undersigned has the power and authority to own the Collateral, to enter into and perform this Agreement and any other documents or instruments executed in connection herewith, and to incur the Liabilities.

            (C) This Agreement and any other documents or instruments executed in connection herewith have been duly authorized and/or executed and delivered and constitute the legal, valid and binding obligations of the undersigned, enforceable against the undersigned in accordance with their terms; and this Agreement and any other documents or instruments executed in connection herewith do not and will not violate any law or the charter or organizational documents or by-laws of the undersigned or any other agreement or instrument to which the undersigned or any of its property may be bound or subject.

            (D) No consent or approval of any debt or equity holder of the undersigned or of any public authority is necessary for the validity of this Agreement or any document or instrument executed in connection herewith.

            (E) The undersigned is, or to the extent that certain of the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance.

            (F) The undersigned has filed all federal, state and local tax returns and other reports required to be filed and has paid or made adequate provision for all such taxes, assessments and other governmental charges.

            (G) No Reportable Event (as such is defined in the Employee Income Security Act of 1974, as amended ["ERISA"]) has occurred with respect to, nor has there been terminated any plan subject to ERISA and maintained for any employees of the undersigned or of any member of the control group (as defined in ERISA) of which the undersigned is a member.

            (H) No representation, warranty or statement made by the undersigned herein or in any certificate or document furnished or to be furnished pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary to make it not misleading.

         5. Convenants. The undersigned hereby convenants and agrees as follows:

            (A) The undersigned will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein.

            (B) The undersigned will provide the Bank with prompt written notice of (i) any change in the chief executive office of the undersigned or the office where the undersigned maintains books and records pertaining to the Collateral, and (ii) the location or movement of any Collateral to or at an address other than one set forth on the signature page hereof, all such notices to be received by the Bank at least 30 days prior to any such change.

            (C) The undersigned will promptly pay any and all taxes, assessments and governmental charges upon the Collateral on the date such taxes, assessments, and governmental charges are due and payable, except to the extent that such taxes, assessments and charges shall be contested in good faith by the undersigned and adequate reserves are maintained therefor. Upon request of the Bank, the undersigned shall deliver such receipts and other proofs of payment as the Bank may desire.

            (D) The undersigned will immediately notify the Bank of: (i) any material adverse changes in its business, property or financial condition; (ii) the occurrence of an Event of Default under this Agreement; (iii) any seizure of the Collateral or any claims of third parties to the Collateral; and (iv) the institution of any litigation, governmental investigation or administrative proceedings against or materially affecting the undersigned.

            (E) The undersigned will have and maintain insurance at all times with respect to the Collateral against risks of fire (including so-called extended coverage) and theft, and such other risks, including business interruption, as the Bank may reasonably require containing such terms, in such form and amounts, for such periods and written by such companies as may be reasonably satisfactory to the Bank, such insurance to be payable to the Bank and the undersigned as their interest may appear. All policies of insurance shall provide for not less than thirty
                 (30) days written minimum cancellation notice to the Bank, and the undersigned shall furnish the Bank with certificates or other evidence satisfactory to the Bank of compliance with the foregoing insurance provisions.

            (F) The undersigned will not sell or offer to sell or otherwise assign, transfer or dispose of the Collateral or any interest therein, without the written consent of the Bank; provided, however, unless the Bank notifies the undersigned otherwise, the undersigned may sell its inventory in the ordinary course of its business.

            (G) The undersigned will keep the Collateral free from any lien, security interest or encumbrance except in favor of the Bank and in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof. The undersigned shall maintain its Books and Records in accordance with generally accepted accounting principles consistently applied, being the same accounting principles which the undersigned used in preparation of the last financial statements submitted to the Bank prior to the execution of this Agreement.

            (H) The undersigned will not use the Collateral in violation of any law, statute, regulation or ordinance.

         6. General Authority. The Bank at its discretion may, whether or not any of the Liabilities be due, in its name or in the name of the undersigned or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but shall be under no obligation so to do, or the Bank may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the undersigned or of any other obligated party. The undersigned hereby irrevocably appoints the Bank its true and lawful attorney, with full power of substitution, in the name of the undersigned, the Bank or otherwise, for the sole use and benefit of the Bank at the undersigned's expense, to exercise the foregoing powers to the extent permitted by law. The undersigned hereby ratifies all acts of the attorney. Neither the Bank nor its attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable until the Liabilities have been fully satisfied. The Bank shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.

         7. Event of Default and Remedies. It shall be an event of default under this Agreement upon the occurrence of any of the following events (an "Event of Default"); if any sum payable upon any of the Liabilities shall not be paid when due; or if the undersigned shall default in the performance of any of its agreements herein or in any instrument or document delivered pursuant hereto; or if the undersigned or any maker, drawer, acceptor, endorser, guarantor, surety, accommodation party or other person liable upon or for any of the Liabilities or Collateral ("Obligor") shall default in the performance of any Obligor's agreement with the Bank, die, dissolve, or become insolvent (however such insolvency may be evidenced), if a procedure or remedy supplementary to or in enforcement of judgment shall be resorted to or commenced against, or with respect to any property of, the undersigned, or any co-partnership or Obligor, or if a petition in bankruptcy or for any relief under any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension shall be filed, or any proceeding shall be instituted under any such law, by or against the undersigned or any co-partnership or Obligor; or if any governmental authority or any court at the instance thereof shall take possession of any substantial part of the property of, or assume control over the affairs or operations of, or a receiver shall be appointed for, or for any substantial part of the property of, or a judgment, writ, or order of attachment or garnishment shall be issued or made against any of the property of, the undersigned or any co-partnership or Obligor, or if any indebtedness of the undersigned or of any co-partnership or Obligor shall become due and payable by acceleration of maturity thereof; or if the undersigned (if a corporation) or any Obligor shall be dissolved or be a party to any merger or consolidation without the written consent of the Bank.

         Upon the occurrence of an Event of Default hereunder, unless and to the extent that the Bank shall otherwise elect, all of the Liabilities shall become and be due and payable forthwith. Upon the occurrence of any Event of Default hereunder or in connection with any of the Liabilities (whether such default be that of the undersigned or of any Obligor), the undersigned shall, at the request of the Bank, assemble the Collateral at such place or places as the Bank designates in its request. The Bank shall have the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Code is in effect in the jurisdiction where the rights and remedies are asserted). In addition, with respect to the Collateral, or any part thereof, which shall then be or shall thereafter come into the possession or custody of the Bank or any of its agents, associates or correspondents, the Bank may sell or cause to be sold, leased or otherwise disposed of, in one or more sales or parcels, at such price as the Bank may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Collateral, at any broker's board or a public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except such notice as is required by applicable statute and cannot be waived), and the Bank or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of the undersigned, any such demand, notice or right and equity being hereby expressly waived and released. The undersigned will pay to the Bank all expenses (including expenses for legal services of every kind) of, or incidental to, the enforcement of any of the provisions hereof or of any of the Liabilities, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof, and for the care of the Collateral and defending or asserting the rights and claims of the Bank in respect thereof, by litigation or otherwise, including expense of insurance; and all such expenses shall be Liabilities within the terms of this Agreement. The Bank, at any time, at its option, may apply the net cash receipts from the Collateral to the payment of principal and/or interest on any of the Liabilities, whether or not then due. Notwithstanding that the Bank, whether in its own behalf and/or in behalf of another or others, may continue to hold Collateral and regardless of the value thereof, the undersigned shall be and remain liable for the payment in full, principal and interest, of any balance of the Liabilities and expenses at any time unpaid.

         The proceeds of any Collateral received by the Bank at any time before or after an Event of Default, whether from a sale or other disposition of Collateral or otherwise, or the Collateral itself, may be applied to the payment in full or in part of such of the Liabilities, and in such order and manner as the Bank may elect. The undersigned, to the extent of its rights in the Collateral, waives and releases any rights to require the Bank to collect any or all of the Liabilities from any of the Collateral under any theory of marshalling of assets.

         8. Right of Set-Off. In furtherance and not in limitation of any provisions herein contained and in addition to the grant of security interest in the same Collateral, the undersigned hereby agrees that any and all deposits or other sums at any time claimed by or due from the Bank to the undersigned shall at all times constitute security for the Liabilities and the Bank may exercise any right of set-off against such deposits or other sums as may accrue or exist under applicable law.

         9. Miscellaneous.

            (A) No failure on the part of the Bank to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank of any right, power or remedy under this Agreement preclude any other right, power or remedy. The remedies in this Agreement are cumulative and are not exclusive of any other remedies provided by law. The undersigned hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Collateral of any and all other notices and demands whatsoever, whether or not relating to such instruments. The undersigned also waives trial by jury in any action on or with respect to this Agreement.

            (B) The Bank may assign, transfer and/or deliver to any transferee of any of the Liabilities any or all of the Collateral and thereafter shall be fully discharged from all responsibility with respect to the Collateral so assigned, transferred and/or delivered. Such transferee shall be vested with all the powers and rights of the Bank hereunder with respect to such Collateral, but the Bank shall retain all rights and powers hereby given with respect to any of the Collateral not so assigned, transferred or delivered.

            (C) No provisions hereof shall be modified or limited except by a written instrument expressly referring thereto and to the provisions so modified or limited.

            (D) The undersigned, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding the Liabilities or Collateral of the undersigned shall apply to any Liability or any Collateral of any or all of them.

            (E) This Agreement shall be binding upon the heirs, executors, administrators, assigns or successors of the undersigned; shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between the Bank and the undersigned shall be at any time closed, shall be equally applicable to any new transactions thereafter; and shall be construed according to the laws of the Commonwealth of Pennsylvania. This Agreement and the transactions contemplated hereby constitute commercial activities of the undersigned. The undersigned expressly submits and consents in advance to the jurisdiction of courts located in the Commonwealth of Pennsylvania in any action or proceeding commenced in such court, hereby waiving personal service of the summons and complaint, or other process or papers issued therein agreeing that service of such summons and complaint or other process may be made by registered mail or certified mail addressed to the undersigned at the address set forth on the signature page hereof or other address used by the undersigned in its business or by any other means or service allowed by law. The exclusive choice of forum set forth in this Agreement shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce same in any appropriate jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision. All prior agreements, understandings, representations, warranties and negotiations, if any, are merged into this Agreement.

                 Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial code shall have the meanings therein stated.

            (F) The undersigned acknowledges receipt of an executed and completed copy of this Agreement.

                                        Dynasil Corporation of America, Inc.
                                        and Subsidiary
                                        ----------------------------------------
Witness/Attest:                                          (Name)

By: /s/ Charles J. Searock, Jr.         By: /s/ John Kane
    -------------------------------     ----------------------------------------
    Charles J. Searock, Jr.             John Kane

Title: President                        Title: CFO
       ----------------------------     ----------------------------------------

                                        Address: 385 Cooper Road
                                        ----------------------------------------
                                                   (Number and Street)

                                        West Berlin, Camden Co., West Berlin, NJ
                                        ----------------------------------------
                                        (City, County, State)              08091

                                        (Location of Collateral, if different
                                        from above Address):

                                        ----------------------------------------
                                        (Number and Street)

                                        ----------------------------------------
                                        (City, County, State)



                                        PREMIER BANK

                                        By: /s/ Suzanne M. Hartshorne
                                        ----------------------------------------
                                        Suzanne M. Hartshorne

                                        Title: Vice President
                                        ----------------------------------------


                       EXHIBIT FOR EQUIPMENT DESCRIPTION







1238-5 2-88

Dynasil Corporation of America, Inc.
and Subsidiary




TERM AND CONDITIONS:

BORROWER agrees to provide Bank with annual audited financial statements and tax returns, as well as quarterly compiled financial statements.

BORROWER also agrees to provide Bank with monthly agings of receivables and payables as well as an inventory break-down including raw materials work in progress and finished goods.

BORROWER agrees to provide evidence of payment in full of the note receivable from Hibshman Pacific of $175,000.00 prior to disbursement of bank funds.

IN THE EVENT Dynasil Corporation extends a Rights Offering, the first $200,000.00 is to be appplied directly to the principal outstanding term debt with Premier Bank.

ADDITIONALLY, any use of proceeds of the Rights Offering in excess of $50,000 per three month period is to be approved by Bank in advance.

FINALLY, BORROWER is to submit to Bank to be approved by Bank, any projected use of funds for capital improvements.


                                        PREMIER BANK


                                        /s/ Suzanne M. Hartshorne
                                        ----------------------------------------
                                        Suzanne M. Hartshorne, Vice President



DYNASIL CORPORATION OF AMERICA,
INC, AND SUBSIDIARIES

/s/ John Kane
------------------------------------
John Kane, CFO


/s/ Charles J. Searock, Jr.
------------------------------------
Charles J. Searock, Jr., President

Premier Bank (LOGO)
------------------------

                                 LOAN AGREEMENT

THIS AGREEMENT is made this 10th day of July, 1998, by PREMIER BANK, (the "Bank"), and the undersigned, DYNASIL CORPORATION OF AMERICA, INC. AND SUBSIDIARY ("Borrower"), with its principal office at 385 COOPER ROAD, WEST BERLIN, NJ 08091.

A. Credit Accommodations. Subject to the terms and conditions hereinafter set forth, Bank agrees to extend to Borrower the following credit accommodation(s) ("Credit Accommodations(s)"), which shall be evidenced by promissory note(s) ("Note(s)"):

     1. A Line of Credit, expiring on DEMAND, 19____, under which the Bank, in its discretion, will make advances to Borrower from time to time and Borrower may borrow, repay and reborrow from Bank subject to the following terms:

        a.   Maximum outstanding principal amount of advances - $300,000.00.

        b. Interest on the outstanding principal balance at the following rate:

             i.   Bank's base rate of interest plus 0%.

             ii. Interest payable (monthly/quarterly) commencing when billed, 19____.

             iii. Borrower shall reduce the amount of the outstanding principal under the Line of Credit to zero for one consecutive 30-day period during each year after the date hereof while the Line of Credit is in effect.

        c. BORROWER ACKNOWLEDGES THAT THE LINE OF CREDIT AND ANY ADVANCE THEREUNDER IS PROVIDED SOLELY AT BANK'S DISCRETION AND THE LINE OF CREDIT MAY BE TERMINATED AT ANY TIME AND FOR ANY REASON WHATSOEVER.

     2. A Term Loan subject to the following terms:

        a.   Principal amount - $ N/A.

        b. Interest on the outstanding principal balance at the following rate:

             i.   Bank's base rate of interest plus N/A%.

             ii.  Other rate terms - N/A

        c.   Payment terms:

             i.   Interest payable monthly commencing N/A, 19___.

             ii. Principal payable in N/A consecutive (monthly/quarterly) installments in the amount of $N/A each, or in the following amounts, commencing, N/A, 19___, with a final installment in the amount of the unpaid balance on N/A, 19___.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     3. Borrower shall pay the following fees to Bank for the Credit
     Accommodations: None

     4. When interest hereunder is based on Bank's base rate, it shall be based upon the rate of interest publicly announced from time to time by Bank in Doylestown, Pennsylvania as its "Base Rate." The Bank's Base Rate is defined as the then-published Wall Street Journal Prime Rate of Interest in effect from time to time plus one percent. The applicable rate will change when and as Bank changes its base rate.

     5. Interest and any fees shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

     6. A late fee will be charged on the portion of any payment made more than twenty (20) days after it is due equal to five (5%) percent of the unpaid amount or twenty-five ($25.00) dollars, whichever is greater.

B. Representations and Warranties. Borrower represents and warrants and, at the request of Bank will provide a legal opinion (stating that subparagraph 1 of this Section is correct and that subparagraphs 2, 3, 4, and 5 are correct to the best of counsel's knowledge), that:

     1. Borrower is a (corporation) duly organized, validly existing and in good standing under the laws of the state of its organization, and has the necessary power and authority to enter into and perform this Agreement, the Note(s) and all other documents required by Bank in connection herewith; the execution and performance thereof have been duly authorized by all necessary proceedings, and upon their execution and delivery, they will be valid, binding and enforceable in accordance with their terms; Borrower's execution and performance of this Agreement will not violate any laws or regulations applicable to Borrower, any organizational documents of Borrower or any agreements (including any provisions of subordinated debt) to which Borrower is a party or by which Borrower or any of its properties is bound; and any consents or approval required in connection with this Agreement have been obtained.

     2. The proceeds of the Credit Accommodation(s) will be used only in connection with Borrower's business, for the following purposes: Support cash flow needs.

     3. All financial statements, statements as to ownership of Borrower and its assets, and other statements and information delivered to Bank were prepared in accordance with generally accepted accounting principles consistently applied, are true and correct, disclose all presently outstanding indebtedness or obligations of Borrower, including contingent obligations and obligations under leases of property from others, and all liens and encumbrances against its properties and assets; and there have been no adverse changes in Borrower's financial condition or business since the date of such statements.

     4. There are no actions, suits, proceedings or claims pending or threatened against Borrower or its property; and Borrower's business is in compliance with all applicable laws and regulations.

     5. Any debt of Borrower is not now and at closing hereunder will not be in default under any provision thereof.

C. Conditions. The obligation of Bank to make the first advance under the Credit Accommodation(s) shall be subject to Bank's receipt of the following collateral security and/or duly executed documents, each in form and substance satisfactory to Bank:

     1. The Note(s) executed by Borrower.

     2. A certificate as to Borrower's actions authorizing the Credit Accommodation(s) (i.e., certified Board of Directors resolutions if Borrower is a corporation; certified copy of partnership agreement if Borrower is a partnership).

     3. The following collateral security, subordination and guaranty documents including any documents and actions required to perfect any collateral security: 1st Lien on A/R, inventory, machinery & equipment, leasehold improvements and 1st mortgage on 385 Cooper Road, West Berlin, NJ.

     4. Bank shall have no obligation to make loans hereunder if any Event of Default described in paragraph G hereof has occurred.

D. Affirmative Covenants. Borrower covenants and agrees that so long as there is outstanding indebtedness of Borrower to Bank under the Credit Accommodation(s) or otherwise, Borrower shall:

     1. Maintain current assets in excess of current liabilities by at least $------; maintain current assets of at least -----% of current liabilities; maintain total liabilities in an amount not in excess of -----% of tangible net worth; and maintain the following additional financial ratios: ----- ---- such foregoing financial terms to be defined in accordance with generally accepted accounting principles consistently applied.

     2. Maintain free balances in demand deposit accounts at Bank in average amounts calculated as follows: -----------------

     3. Deliver to Bank financial statements, including a balance sheet and income statement and such other financial statements and reports as requested by Bank, within ninety (90) days of the end of each fiscal year and within forty-five (45) days of the end of each fiscal quarter; and permit representatives of Bank to examine and audit Borrower's (and its subsidiaries) books and records and to inspect Borrower's facilities and properties. All such reports shall be prepared in accordance with generally accepted accounting principles consistently applied, certified by a public accountant satisfactory to Bank. Upon written request of Bank, Borrower will provide this information in consolidating as well as consolidated form.

     4. Notify Bank of any litigation, proceedings or events involving Borrower which might have a material adverse effect on Borrower's financial condition or business or the payment of its indebtedness under the Credit Accommodation(s).

     5. Keep and maintain (and require subsidiaries to keep and maintain) all of its property and assets in good order and repair and maintain fire, public liability and other insurance in coverages and amounts customary for Borrower's business or as Bank from time to time may require and deliver to Bank certificates of all such insurance in effect; and cause all such policies covering property given as security for the Credit Accommodation(s) to have loss payee endorsements in favor of Bank and not to be subject to cancellation unless thirty (30) days prior written notice thereof shall have been received by Bank.

     6. Pay (and require subsidiaries to pay) and discharge when due all taxes, assessments or other governmental charges imposed on it or any of its properties, unless the same are currently being contested in good faith by appropriate proceedings and adequate reserves are maintained therefor.

E. Negative Covenants. So long as there is outstanding indebtedness of Borrower to Bank under the Credit Accommodation(s) or otherwise, Borrower and subsidiaries shall not, without the prior written consent of Bank:

     1. Incur any indebtedness, including obligations under capitalized leases, except indebtedness owing to Bank, existing indebtedness or trade indebtedness arising in the ordinary course of business; guarantee or otherwise become liable, directly or indirectly, for the indebtedness or obligations of another party; make any loans or advances to others; or create, permit or suffer the creation of any liens, security interests or any other encumbrances on any of its property, real or personal, except liens, security interests or encumbrances in favor of Bank or existing on the date hereof and reported to Bank.

     2. Convey, lease, sell, transfer or assign any assets except in the ordinary course of business for value received; liquidate or discontinue its normal operations with intention to liquidate; enter into any merger or consolidation; or acquire assets or stock or other equity interest of another entity except in the ordinary course of business.

     3. Pay any dividends or make any for of withdrawal from capital, or make any other distributions on, or repurchase, redeem or otherwise acquire, any of its outstanding stock, partnership interests or other equity interests.

     4. Sell, assign, transfer or dispose of any of its accounts or notes receivable, with or without recourse, except to Bank.

     5. Make loans or advances to others.

     6. Become a guarantor, surety or otherwise liable for the debts or obligations of others, except to Bank, and except as an endorser of checks or drafts negotiated in the ordinary course of business.

     7. Incur, create or assume any commitment to make any lease payments except
     - - - - - - - - - -
     __________________________________________________________________________.
     Lease payments are defined as any direct or indirect payment or payments whether as rent or otherwise, including fees, service or finance charges, under any lease, rental or other arrangement for the use of property of any other person and whether or not there is an option to purchase.

     8. Enter into any sale-leaseback transactions.

     9. Prepay any amounts not required or cause to be accelerated any amounts on any outstanding indebtedness now existing or hereafter arising, except to Bank.

     10. Pay salaries, withdrawals or compensation to officers or partners of Borrower in an amount exceeding $ - - - - - - - - - -
                                     __________________________________________
     in the aggregate per year.

     11. Expend for fixed assets during any one fiscal year an amount in excess of- - - - - - - - - -
       _______________________________________________________________________
       ________________________ DOLLARS ($ - - - - - - - - - -
                                          ______________________________) other
     than any fixed assets purchased with the proceeds of loans by Bank to Borrower.

     12. If Borrower is a corporation, sell, issue, or agree to sell or issue, any shares (voting, non-voting, preferred or common of any class) or Borrower, or purchase such shares except under such circumstances as will in the opinion of Bank not result in a material adverse change in the financial or business condition of Borrower or the value of any security held by Bank.

F. Additional Collateral. As additional collateral security for the payment of Borrower's indebtedness and obligations to Bank under the Credit Accommodation(s) or otherwise, Borrower hereby grants to Bank a security interest in and lien upon all funds, balances or other property of any kind of Borrower, or in which Borrower has an interest, now or hereafter in the possession, custody or control of Bank.

G. Default. Upon the occurrence of any of the following events of default, Bank may declare the entire unpaid balance, principal and interest, of all indebtedness of Borrower to Bank under the Credit Accommodation(s) or otherwise to be immediately due and may exercise all available rights and remedies under applicable law and agreements:

     1. Failure to pay when due any principal or interest or any other sum payable to Bank under the Credit Accommodation(s) or otherwise.

     2. If any representation or warranty made herein or in connection herewith or in any statement, certificate or other document furnished hereunder proves to be or becomes false or untrue.

     3. Default under any other provision contained herein or in any other agreement or document executed or delivered in connection herewith and the continuation of such default, unless cured to Bank's satisfaction, for twenty (20) days.

     4. Default by Borrower in the payment or performance of any material obligation or indebtedness to another, whether now or hereafter incurred.

     5. Any default by Borrower or by any guarantor or surety for Borrower under the provisions of any note, security agreement, mortgage or other instrument or agreement incorporated by reference into or executed in connection with the Agreement or in connection with any other obligation of Borrower or any guarantor or surety for Borrower to Bank.

     6. The determination by an officer of Bank, in such officer's sole and absolute discretion, that a material, adverse change in the business or financial condition of Borrower, or of any guarantor or surety for Borrower, has occurred.

     7. If bankruptcy, insolvency, reorganization, receivership, arrangement or other similar proceedings are commenced or filed by or against Borrower under state or federal law; or if Borrower shall (i) become insolvent (which term is defined for purposes thereof as failure to meets its obligations as the same fall due); (ii) make an assignment for the benefit of creditor; (iii) apply for, consent to or suffer the appointment of a custodian, receiver or trustee for any part of its property or assets; or
     (iv) fail to satisfy or appeal any material judgment or attachment within thirty (30) days from the date of entry.

H. Miscellaneous. No consent or waiver under this Agreement shall be effective unless in writing signed by the party granting the consent or waiver. No waiver of any default shall be deemed a waiver of any default thereafter occurring. This Agreement and all documents executed hereunder shall be binding upon and shall inure to the benefit of all parties hereto and their respective heirs, personal representatives, successors and assigns, may only be modified or amended by a written document executed by the parties, and shall be governed by Pennsylvania law. Borrower shall pay all fees and costs incurred by Bank (including fees and costs of its legal counsel) in connection with the creation and perfection of any collateral security required hereunder or the collection or enforcement of the indebtedness and collateral security hereunder. Bank is hereby irrevocably appointed Borrower's attorney-in-fact to do all acts and things which Bank may determine are necessary to perfect and continue perfected the security interests created pursuant to this Agreement and to protect and facilitate the collection of amounts due on any accounts receivable assigned to Bank and any other property constituting security. Borrower will pay any stamp taxes or any taxes in the nature thereof which may be payable in connection with the execution and delivery of the promissory notes and other documents. Borrower hereby forever indemnifies and saves Bank harmless against any and all liability which Bank may incur or which may be assessed against Bank with respect to such tax. The terms of any notes, security agreements or other instruments executed pursuant to this Agreement are expressed incorporated herein and made a part hereof; provided, however, that in any case where a term or condition contained in such note, security agreement, or other instrument cannot be construed (despite every effect to do so) as consistent with the terms of this Agreement, this Agreement shall govern. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. This Agreement shall be in full force and effect for a term commencing on the date hereof and terminating at such time as Borrower shall have satisfied in full or been released from all of Borrower's liabilities and obligations to Bank hereunder.

I. Additional Terms. Borrower hereby agrees to the following additional terms attached hereto and forming a part hereof:

     [1. Additional Terms Schedule] See attached Term/Conditions

IN WITNESS WHEREOF, the undersigned have executed this Agreement the day and year first above written.


Attest or Witness:                  Dynasil Corporation of America, Inc. and Subsidiary
                                 ------------------------------------------------------
                                        [Name of Borrower]

By Charles J. Searock, Jr.       By  John Kane
   -----------------------           ---------------------------------------------------
Title: Charles J. Searock, Jr.,      Title: John Kane, CFO
       President
                                        PREMIER BANK

                                 By     Suzanne M. Hartshorne
                                    --------------------------------------------------
                                       Title: Suzanne M. Hartshorne, Vice President

PREMIER BANK (LOGO)

                                 PROMISSORY NOTE
                                   (JUDGMENT)

                                                        Doylestown, Pennsylvania


                                                         July 10, 1998

$300,000.00

         FOR VALUE RECEIVED, each of the undersigned unconditionally promises to pay to PREMIER BANK, (the "Bank"), or order, at its office at 379 N. Main Street, Doylestown, PA, or at any other office of the Bank, the principal sum of Three Hundred Thousand Dollars and 00/100 United States Dollars ($300,000.00), together with interest in arrears on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rates hereinafter provided.

         Principal shall be payable as follows:

         /x/ If this box is checked, principal shall be payable on demand.

         / / If the box is checked, principal shall be payable in a single payment on ___________________________.

         / / If this boxed is checked, principal shall be payable in / / monthly
            / / quarterly / / annual consecutive installments commencing ____________________ and on the same date of each installment period thereafter, in the following amounts:______________________________
            ___________________________________________________________________
            ___________________________________________________________________
            except that the last installment, payable on ______________________, shall be in an amount equal to the principal balance then remaining outstanding.

          Interest shall be payable as follows until this Note is paid in full:

         /x/ If this box is checked, monthly on the first day of each month commencing when billed.

         / / If this box is checked, quarterly on the first day of each quarter commencing _________________________________.

         / / If this box is checked, semi-annually on the first day of each six months commencing __________________________.

         Interest shall be calculated on the basis of the actual number of days elapsed over a year of 360 days and shall be payable, before and after maturity or judgment or entering of a verdict, at the following rate:

         / / If this box is checked, the interest rate shall be ________________ percent (_______%) per annum.

         /x/ If this box is checked, the interest rate shall be the Prime Rate
             (as defined below) plus zero percent (+ 0 % ) per annum.

         Prime Rate means the floating rate of interest publicly announced from time to time by the Bank in Doylestown, Pennsylvania as its "prime rate", with the rate charged hereunder changing on the same day on which any change in the Prime Rate is effective. The obligors under this Note hereby acknowledge that the Prime rate is not tied by the Bank to any external rate of interest or index and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customer.

         This Note may be prepaid in whole or in part at any time; provided that
(a) any prepayment shall include accrued interest to the date of prepayment on the amount prepaid, and (b) if principal hereunder is payable in installments, any principal prepaid shall be applied to installments in their inverse order of maturity.

         The Bank is hereby granted a continuing security interest in all property of the undersigned now or hereafter in the possession of the Bank or any of its affiliates in any capacity whatsoever, including, but not limited to, any balance or share of any deposit, trust or agency account, as security for the payment of this Note and any other liabilities of the undersigned to the Bank, which security interest shall be enforceable and subject to all the provisions of this Note, as if such property were specifically pledged hereunder and the proceeds of such property may be applied at any time and without notice to any of the undersigned's liabilities. Each of the undersigned hereby authorizes the Bank to debit any deposit account maintained by any of the undersigned with the Bank for accrued interest and principal, as and when due. Such authorization shall not affect the undersigned's obligations to pay when due all amounts payable hereunder whether or not there are sufficient funds therefor in any such accounts. The foregoing shall be in addition to, and not in limitation of, any rights of set-off the Bank may have.

         The occurrence of any of the following events shall constitute an Event of Default under this Note: (i) the failure to make any payments, whether principal, interest or other payment, under any of the undersigned's liabilities when the same is due, (ii) death of (if an individual), dissolution (if a corporation or partnership), suspension of business for any reason or insolvency (however such insolvency may be evidenced) of any obligor hereunder,
(iii) bankruptcy, insolvency, reorganization, receivership, arrangement or other similar proceedings are commenced or filed by or against any obligor under state or federal law; or any obligor shall (a) become insolvent (which term is defined for purposes hereof as failure to meet its obligations as the same fall due);
(b) make an assignment for the benefit of creditors; or (c) apply for, consent to or suffer the appointment of a custodian, receiver or trustee for any part of its property or assets; (iv) the sale, lease, transfer or other disposition, whether voluntary or involuntary, of all or a substantial part of any obligor's assets or property, (v) the issuance of a writ, warrant, distraint or order of attachment or garnishment against any obligor's property or assets, (vi) the commencement of foreclosure proceedings or any proceedings for the enforcement of money judgments against any obligor (vii) the occurrence of an event of default as described and defined in any instrument securing the obligations hereunder or any agreement under which this Note may be issued or any instrument evidencing any indebtedness of any of the undersigned to the Bank and the expiration of any period provided in such instrument to cure such default;
(viii) any of the undersigned shall fail to pay any indebtedness due to third parties beyond any applicable grace period or (ix) any change shall occur in any obligor's financial or business condition which, in the Bank's sole judgment, is materially adverse. Upon the happening of any Event of Default, or upon demand, if applicable, the holder hereof may declare the entire unpaid principal balance under this Note and under any and all other liabilities of the undersigned to the holder hereof immediately due and payable without notice, demand or presentment and may exercise, without notice, demand or presentment, any of its rights under any instruments securing the obligations hereunder. In the event that the Bank or any subsequent holder of this Note shall exercise or endeavor to exercise any of its remedies hereunder or under any instruments securing the obligations hereunder, the undersigned shall pay on demand all reasonable costs and expenses incurred in connection therewith, including, without limitation, attorney's fees (which attorneys may be employees of the Bank), and the bank may take judgment for all such amounts in addition to all other sums due hereunder. Irrespective of the exercise or non-exercise of any of the aforesaid rights, if any payment of principal or interest hereunder is not paid in full when the same is due the undersigned shall pay to the holder a fee on such unpaid amount equal to five percent (5%) of such late payment.

         Each of the undersigned waives presentment for payment, protest and demand, and notice of protest, demand and/or dishonor and nonpayment of this Note, notice of any event of default under any instrument securing the obligations hereunder, except as specifically provided therein, and all other notices or demand otherwise required by law that the undersigned may lawfully waive. Each obligor expressly agrees that this Note, or any payment hereunder, may be extended from time to time, without in any way affecting the liability of any obligor. No unilateral consent or waiver by the Bank with respect to any action or failure to act which, without consent, would constitute a breach of any provision of this Note shall be valid and binding unless in writing and signed by the Bank.

         The rights and obligations of the undersigned and all provisions hereof shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         Each of the undersigned hereby authorizes the Bank to date this Note as of the date when the initial advance hereunder is made and to complete this Note in any other particulars according to the terms of the Bank's understanding with the undersigned. Any consent, agreement, instruction or request pertaining to any matter under or in connection with this Note signed by any one of the undersigned shall be binding upon all of them.

         THE FOLLOWING SETS FORTH A WARRANT OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED, THE UNDERSIGNED, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR THE UNDERSIGNED AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS THE UNDERSIGNED HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. IT IS SPECIFICALLY ACKNOWLEDGED THAT THE BANK HAS RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN.

         EACH OF THE UNDERSIGNED HEREBY EMPOWERS ANY PROTHONOTARY CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR ANY OF THE UNDERSIGNED IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT HEREUNDER, AND CONFESS JUDGMENT AGAINST ANY OF THE UNDERSIGNED FOR ALL OR ANY PART OF THE UNPAID PRINCIPAL BALANCE HEREUNDER AND ACCRUED INTEREST, TOGETHER WITH OTHER EXPENSES INCURRED IN CONNECTION THEREWITH AND ATTORNEYS' FEES OF 5% OF THE TOTAL OF THE FOREGOING SUMS, BUT IN NO EVENT LESS THAN $3,000, AND FOR SUCH PURPOSE THE ORIGINAL OR ANY PHOTOCOPY OF THIS NOTE SHALL BE A GOOD AND SUFFICIENT WARRANT OF ATTORNEY. SUCH AUTHORIZATION SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME. EACH OF THE UNDERSIGNED HEREBY WAIVES ALL ERRORS AND RIGHTS OF APPEAL AS WELL AS RIGHTS TO STAY OF EXECUTION AND EXEMPTION OF PROPERTY IN ANY ACTION TO ENFORCE ITS LIABILITY HEREON. EACH OF THE UNDERSIGNED CONSENTS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA AND AGREES TO BUCKS COUNTY AS APPROPRIATE VENUE IN ANY SUIT OR ACTION HEREON.

         If this Note is signed by more than one maker, the liability of each shall be joint and several. EACH OF THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY AND THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OR OFFSET OF ANY NATURE OR DESCRIPTION IN ANY LITIGATION RELATING TO THIS NOTE OR ANY LIABILITY HEREUNDER OR ENFORCEMENT OR REMEDIES HEREUNDER. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity of enforceability of such provision in any other jurisdiction.

         As used herein, the terms, "the undersigned" shall mean the undersigned or any one or more of them; "liabilities" shall mean any and all debts and obligations of the undersigned owed to the Bank whether such shall be primary, direct, contingent, sole, joint or several, due or to become due, or that have or may hereafter be contracted or incurred; and "obligor' shall mean each of the undersigned and any co-signer, endorser, guarantor or surety of or for the undersigned's liabilities.


Address: 385 Cooper Road          Dynasil Corporation of America, Inc.
         ---------------          ---------------------------------------------
         West Berlin, NJ          and Subsidiary
         ---------------

                                  /s/ Charles J. Searock, Jr.
                                  ---------------------------------------------
                                  Charles J. Searock, Jr., President


                                  /s/ John Kane
                                  ---------------------------------------------
                                  John Kane, CFO